                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 28, 1998, included or incorporated by reference in this Form 10-K into Marten Transport, Ltd.'s previously filed Form S-8 dated February 23, 1994.


                                                         /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 24, 1998